                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.


                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/Robley D. Evans
                                      ------------------------------
                                       Robley D. Evans
                                       Vice President and Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Robley D. Evans
                                      ------------------------------
                                       Robley D. Evans
                                       Vice President and Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1994-B1
                                MONTHLY REPORT
                                September 1994


                                      Distribution Date:   10/17/94
                                      Trust Account:       3331994-0

1.  Collected Amount                                  $2,179,204.84

2.  Delinquent Payments to be Advanced/
    Recovered                                             10,390.98

3.  Aggregate Repurchase Price for
    Contracts to be Repurchased                           19,676.47

4.  Amount Available (1+2+3)                           2,209,272.29

INTEREST

5.  Class A-1 Interest (7.15%)

    (a)   Current Interest                               445,464.17
    (b)   Amount applied to Unpaid Class A-1
          Interest Shortfall                                    .00
    (c)   Remaining Unpaid Class A-1 Interest
          Shortfall                                             .00

6.  Class M-1 Interest (8.15%)

    (a)   Current Interest                                65,879.17
    (b)   Amount Applied to Unpaid Class M-1
          Interest Shortfall                                    .00
    (c)   Remaining Unpaid Class M-1 Interest
          Shortfall                                             .00

7.  Class B-1 Interest (8.55)

    (a)   Class B-1 Pass-Through Rate (lesser
          of 8.55% or Weighted Average Contract
          Rate)                                                8.55%
    (b)   Current Interest                                52,012.50
    (c)   Amount Applied to Unpaid Class B-1
          Interest Shortfall                                    .00
    (d)   Remaining Unpaid Class B-1 Interest
          Shortfall                                             .00

8.  Class B-2 Interest

    (a)   Class B-2 Pass-Through Rate (lesser
          of 8.70% or Weighted Average Contract
          Rate)                                                8.70%
    (b)   Current Interest                                65,651.62
    (c)   Amount Applied to Unpaid Class B-2
          Interest Shortfall                                    .00
    (d)   Remaining Unpaid Class B-2 Interest
          Shortfall                                             .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1994-B1
                                MONTHLY REPORT
                                September 1994
                                    Page 2


                                        Distribution Date: 10/17/94
                                        Trust Account:     3331994-0

 9.   Monthly Principal

      1)  Regular Principal Payments              364,281.24
      2)  Principal Prepayments                   859,999.47
      3)  Delinquent Principal Advanced            28,704.13
      4)  Net Losses                                     .00
      5)  Contracts Repurchased due to
          Breach of Representations and
          Warranties (see attached)                19,548.26
      6)  Bankruptcy Write-Down                          .00
      7)  Unpaid Principal from
          Prior Months                                   .00
      8)  Delinquent Payments
          Recovered                               (24,940.78)

             Total Principal                              1,247,592.32

10.   Class A-1 Principal Distribution                    1,247,592.32

      10(a) Class A-1 Principal Balance                  73,515,624.92

11.   Class M-1 Principal Distribution                             .00

      11(a) Class M-1 Principal Balance                   9,700,000.00

12.   Class B-1 Principal Distribution                             .00

      12(a) Class B-1 Principal Balance                   7,300,000.00

13.   Class B-2 Principal Distribution                             .00

14.   Pool Scheduled Principal Balance                   99,571,020.92

15.   Class B-2 Principal Liquidation
      Loss Amount                                                  .00

16.   Class B-2 Guaranty Payment                                   .00

17.   Class B-2 Principal Balance                         9,055,396.00

18.   Pool Factor
      Previous Month Pool Factor                             .96058532
      Current Month Pool Factor                              .94869844

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1994-B1
                                MONTHLY REPORT
                                September 1994
                                    Page 3


                                     Distribution Date:  10/17/94
                                     Trust Account:      3331994-0

19. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 Days         161,164.67         15

     (b)  60-89 Days          21,717.77          2

     (c)  90 or more days     30,405.44          3

20.  Liquidation Contracts                                       5,715.72

21.  Number of Loans Remaining                                      7,818

22.  Number and Principal Balance of
     Contracts with FHA Claims finally
     rejected, or no FHA claim was submitted
     because FHA insurance was unavailable              # 0           .00

23.  Weighted Average Contract Rate of
     all outstanding Contracts                                   11.31699%

24.  Monthly Servicing Fee (.75%)                               63,011.63

25.  Guarantee Fee (3% cap) and Reimbursement
     to Company for prior Class B-2 Guaranty
     Payments                                                  252,046.53

CLASS C CERTIFICATE

26.  Class C Residual Payment                                   17,614.35

Please contact the Bondholder Relations Department of First Trust National Association at (612) 223-7900 with any questions regarding this Statement or your Distribution.

                                  GTHI 94-BI
                                September, 1994
                         Contracts Repurchased Due to
                   Breach of Representations and Warranties*

                                   Repurchase
Account #    Principal   Interest    Amount
- -----------  ----------  --------  ----------

15641843     $11,327.39   $ 74.29  $11,401.68
15645583       8,220.87     53.92    8,274.79
             ----------   -------  ----------

Totals       $19,548.26   $128.21  $19,676.47
             ==========   =======  ==========

*Unable to locate original loan documents.